SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 23, 2012

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403
New York, New York  10017
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

Completion of Resecuritization Transaction

On May 23, 2012, New York Mortgage Trust, Inc. (the “Company”) issued a press release announcing that its subsidiary, RB Commercial Trust 2012-RS1 (the “Trust”), completed a re-securitization (the “Securitization Transaction”) of commercial mortgage-backed securities collateralized by multifamily mortgage loans (“Multifamily CMBS”). A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

As part of the Securitization Transaction, the Trust issued a Class A Senior Note and a Class B Note (collectively, the “Notes”). The Notes are secured by Multifamily CMBS contributed to the Trust by the Company. The Multifamily CMBS contributed to the Trust are comprised of the Company’s interest in first loss securities issued by the Freddie Mac Multifamily Loan Securitization Series 2011-K013 (the “K-013 Series”), the Freddie Mac Multifamily Loan Securitization Series 2011-K015 (the “K-015 Series”), and the Freddie Mac Multifamily Loan Securitization Series 2012-K018 (the “K-018 Series”).

The Company acquired its interest in the K-013 and the K-015 Series in 2011, while it acquired its interest in the K-018 Series on May 22, 2012. The K-18 Series’ assets were contributed by the Company to the Trust at a fair market value of approximately $26.5 million. The Company is applying substantially all of the net proceeds from the Securitization Transaction to the purchase of the K-018 Series assets.

Payment of the Class A Note is an obligation of the Trust and not of the Company. At any time on or after May 22, 2017, as the holder of the Class B Note, the Company may redeem the Class A Note. For financial accounting purposes, the Company expects to consolidate the Trust on its financial statements beginning with the quarter ending June 30, 2012.

The Company expects to continue to pursue additional financing opportunities for the acquisition of its target assets and its future growth, including, in the near term, through additional structured financings similar to the Securitization Transaction, short term borrowings under repurchase agreements and proceeds from the issuance of equity securities and corporate-level debt securities of the Company, and any combination thereof.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith this Current Report on Form 8-K.

99.1	Press Release dated May 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: May 23, 2012	By:	/s/ Fredric S. Starker
Fredric S. Starker
Chief Financial Officer

EXHIBIT INDEX

Exhibit              Description

99.1                  Press Release dated May 23, 2012.